Exhibit 99.1

Smith & Wesson Brands, Inc. Reports

Second Quarter Fiscal 2024 Financial Results

•	Q2 Net Sales of $125.0 Million
•	Q2 Gross Margin of 25.4%; Non-GAAP Gross Margin of 28.3%
•	Q2 EPS of $0.05/Share; Q2 Adjusted EPS of $0.14/Share
•	Q2 Adjusted EBITDAS Margin of 15.5%

MARYVILLE, Tenn., December 7, 2023 – Smith & Wesson Brands, Inc. (NASDAQ Global Select: SWBI), a U.S.-based leader in firearm manufacturing and design, today announced financial results for the second quarter of fiscal 2024, ended October 31, 2023.

Second Quarter Fiscal 2024 Financial Highlights

•	Net sales were $125.0 million, an increase of $3.9 million, or 3.2%, over the comparable quarter last year.

•	Gross margin was 25.4% compared with 32.4% in the comparable quarter last year.

•	GAAP net income was $2.5 million, or $0.05 per diluted share, compared with $9.6 million, or $0.21 per diluted share, for the comparable quarter last year.

•

Non-GAAP net income was $6.5 million, or $0.14 per diluted share, compared with $12.0 million, or $0.26 per diluted share, for the comparable quarter last year. GAAP to non-GAAP adjustments for income exclude costs related to an accrued legal settlement, the relocation, and other costs. For a detailed reconciliation, see the schedules that follow in this release.

•	Non-GAAP Adjusted EBITDAS was $19.3 million, or 15.5% of net sales, compared with $25.6 million, or 21.1% of net sales, for the comparable quarter last year.

Mark Smith, President and Chief Executive Officer, commented, “We were very pleased with our second quarter results, which continued to reflect our innovative new product introductions and our consumers’ enduring loyalty to the Smith & Wesson brand. Top line revenue and unit shipments were both up versus last year, while channel inventories actually decreased slightly in the period. This robust sell through, combined with our shipments outperforming NICS in the quarter by over 7%, underscores our belief that our strong performance was due to share gains at the retail counter. With demand levels expected to remain elevated through our traditionally busy season, a strong balance sheet, and a significant reduction in capex on the horizon as we wind down the major investment in our new facility in Tennessee, we expect to be in a very strong position to drive returns for our stockholders throughout the second half of fiscal 2024 and in fiscal 2025.”

Deana McPherson, Executive Vice President and Chief Financial Officer, commented, “Although our gross margin continues to be temporarily pressured by fixed-cost absorption, inflationary factors, and inventory reserve adjustments, we strengthened our working capital position by reducing production to drive internal inventory levels down and we anticipate that the temporary margin headwinds will abate in the fourth quarter. We repurchased nearly 646,000 shares during the third quarter, utilizing $8.2 million of our $50 million authorization, and paid $5.5 million in dividends. Consistent with our capital allocation strategy, our board of directors has authorized a $0.12 per share quarterly dividend, which will be paid to stockholders of record on December 21, 2023 with payment to be made on January 4, 2024.”

Conference Call and Webcast

The company will host a conference call and webcast on December 7, 2023 to discuss its second quarter fiscal 2024 financial and operational results. Speakers on the conference call will include Mark Smith, President and Chief Executive Officer, and Deana McPherson, Executive Vice President and Chief Financial Officer. The conference call may include forward-looking statements. The conference call and webcast will begin at 5:00 p.m. Eastern Time (2:00 p.m. Pacific Time). Interested parties in North America are invited to participate by dialing 1-877-704-4453. Interested parties from outside North America are invited to participate by dialing 1-201-389-0920. Participants should dial in at least 10 minutes prior to the start of the call. The conference call audio webcast can also be accessed live on the company’s website at www.smith-wesson.com, under the Investor Relations section.

Reconciliation of U.S. GAAP to Non-GAAP Financial Measures

In this press release, certain non-GAAP financial measures, including “non-GAAP net income,” “Adjusted EBITDAS,” and “free cash flow” are presented. From time-to-time, we consider and use these supplemental measures of operating performance in order to provide the reader with an improved understanding of underlying performance trends. We believe it is useful for us and the reader to review, as applicable, both (1) GAAP measures that include (i) interest expense, (ii) income tax expense, (iii) depreciation and amortization, (iv) stock-based compensation expense, (v) spin related stock-based compensation, (vi) an accrued legal settlement, (vii) relocation expense, and (viii) the tax effect of non-GAAP adjustments; and (2) the non-GAAP measures that exclude such information. We present these non-GAAP measures because we consider them an important supplemental measure of our performance. Our definition of these adjusted financial measures may differ from similarly named measures used by others. We believe these measures facilitate operating performance comparisons from period to period by eliminating potential differences caused by the existence and timing of certain expense items that would not otherwise be apparent on a GAAP basis. These non-GAAP measures have limitations as an analytical tool and should not be considered in isolation or as a substitute for our GAAP measures. The principal limitations of these measures are that they do not reflect our actual expenses and may thus have the effect of inflating its financial measures on a GAAP basis.

About Smith & Wesson Brands, Inc.

Smith & Wesson Brands, Inc. (NASDAQ Global Select: SWBI) is a U.S.-based leader in firearm manufacturing and design, delivering a broad portfolio of quality handgun, long gun, and suppressor products to the global consumer and professional markets under the iconic Smith & Wesson® and Gemtech® brands. The company also provides manufacturing services including forging, machining, and precision plastic injection molding services. For more information call (800) 331-0852 or visit www.smith-wesson.com.

Safe Harbor Statement

Certain statements contained in this press release may be deemed to be forward-looking statements under federal securities laws, and we intend that such forward-looking statements be subject to the safe-harbor created thereby. Such forward-looking statements include, among others, that we expect to be in a very strong position to drive returns for our stockholders throughout the second half of fiscal 2024 and in fiscal 2025 and we anticipate that the temporary margin headwinds will abate in the fourth quarter. We caution that these statements are qualified by important risks, uncertainties, and other factors that could cause actual results to differ materially from those reflected by such forward-looking statements. Such factors include, among others, economic, social, political, legislative, and regulatory factors; the potential for increased regulation of firearms and firearm-related products; actions of social activists that could have an adverse effect on our business; the impact of lawsuits; the demand for our products; the state of the U.S. economy in general and the firearm industry in particular; general economic conditions and consumer spending patterns; our competitive environment; the supply, availability, and costs of raw materials and components; our anticipated growth and growth opportunities; our strategies; our ability to maintain and enhance brand recognition and reputation; our ability to effectively manage and execute the relocation; our ability to introduce new products; the success of new products; the potential for cancellation of orders from our backlog; and other risks detailed from time to time in our reports filed with the Securities and Exchange Commission, including our Annual Report on Form 10-K for the fiscal year ended April 30, 2023.

Contact:

investorrelations@smith-wesson.com

(413) 747-3448

SMITH & WESSON BRANDS, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED BALANCE SHEETS

	As of:
	October 31, 2023	April 30, 2023

	(In thousands, except par value and share data)
ASSETS
Current assets:
Cash and cash equivalents	$44,192	$53,556
Accounts receivable, net of allowances for credit losses of $22 on October 31, 2023 and $23 on April 30, 2023	59,773	55,153
Inventories	163,291	177,118
Prepaid expenses and other current assets	9,870	4,917
Income tax receivable	4,713	1,176

Total current assets	281,839	291,920

Property, plant, and equipment, net	253,253	210,330
Intangibles, net	2,823	3,588
Goodwill	19,024	19,024
Deferred income taxes	8,085	8,085
Other assets	7,949	8,347

Total assets	$572,973	$541,294

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$44,536	$36,795
Accrued expenses and deferred revenue	23,197	20,149
Accrued payroll and incentives	19,889	18,565
Accrued income taxes	190	1,831
Accrued profit sharing	1,504	8,203
Accrued warranty	1,578	1,670

Total current liabilities	90,894	87,213
Notes and loans payable, net of current portion	64,836	24,790
Finance lease payable, net of current portion	36,209	36,961
Other non-current liabilities	7,532	7,707

Total liabilities	199,471	156,671

Commitments and contingencies
Stockholders’ equity:
Preferred stock, $0.001 par value, 20,000,000 shares authorized, no shares issued or outstanding	—	—
Common stock, $0.001 par value, 100,000,000 shares authorized, 75,322,622 shares issued and 46,636,482 shares outstanding on October 31, 2023 and 75,029,300 shares issued and 45,988,930 shares outstanding on April 30, 2023	75	75
Additional paid-in capital	286,341	283,666
Retained earnings	517,682	523,184
Accumulated other comprehensive income	73	73
Treasury stock, at cost (29,686,140 shares on October 31, 2023 and 29,040,370 shares on April 30, 2023)	(430,669)	(422,375)

Total stockholders’ equity	373,502	384,623

Total liabilities and stockholders’ equity	$572,973	$541,294

SMITH & WESSON BRANDS, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF INCOME

	For the Three Months Ended October 31,		For the Six Months Ended October 31,
	2023	2022	2023	2022

	(In thousands, except per share data)
Net sales	$124,958	$121,035	$239,201	$205,429
Cost of sales	93,192	81,773	177,034	134,696

Gross profit	31,766	39,262	62,167	70,733

Operating expenses:
Research and development	1,724	1,869	3,522	3,542
Selling, marketing, and distribution	10,952	9,431	20,993	17,458
General and administrative	15,322	15,435	29,536	33,288

Total operating expenses	27,998	26,735	54,051	54,288

Operating income	3,768	12,527	8,116	16,445

Other income/(expense), net:
Other income(expense), net	141	790	188	1,463
Interest (expense)/income, net	(646)	(420)	(492)	(854)

Total other (expense)/income, net	(505)	370	(304)	609

Income from operations before income taxes	3,263	12,897	7,812	17,054
Income tax expense	765	3,249	2,196	4,094

Net income	$2,498	$9,648	$5,616	$12,960

Net income per share:
Basic - net income	$0.05	$0.21	$0.12	$0.28

Diluted - net income	$0.05	$0.21	$0.12	$0.28

Weighted average number of common shares outstanding:
Basic	45,977	45,815	46,042	45,777
Diluted	46,361	46,106	46,458	46,104

SMITH & WESSON BRANDS, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

	For the Six Months Ended October 31,
	2023	2022

	(In thousands)
Cash flows from operating activities:
Net income	$5,616	$12,960
Adjustments to reconcile net income to net cash provided by/(used in) operating activities:
Depreciation and amortization	17,327	15,171
Loss/(gain) on sale/disposition of assets	682	(43)
Provision for recoveries on notes and accounts receivable	(1)	(13)
Stock-based compensation expense	2,759	2,605
Changes in operating assets and liabilities:
Accounts receivable	(4,619)	18,324
Inventories	13,827	(59,814)
Prepaid expenses and other current assets	(4,953)	(2,493)
Income taxes	(5,178)	(11,555)
Accounts payable	14,682	5,889
Accrued payroll and incentives	1,324	(329)
Accrued profit sharing	(6,699)	(7,915)
Accrued expenses and deferred revenue	2,859	307
Accrued warranty	(92)	(130)
Other assets	397	521
Other non-current liabilities	(175)	(1,650)

Net cash provided by/(used in) operating activities	37,756	(28,165)

Cash flows from investing activities:
Payments to acquire patents and software	(125)	(256)
Proceeds from sale of property and equipment	45	85
Payments to acquire property and equipment	(66,983)	(39,419)

Net cash used in investing activities	(67,063)	(39,590)

Cash flows from financing activities:
Proceeds from loans and notes payable	50,000	—
Payments on notes and loans payable	(10,000)	—
Payments on finance lease obligation	(681)	(559)
Payments to acquire treasury stock	(8,212)	—
Dividend distribution	(11,080)	(9,153)
Proceeds to acquire common stock from employee stock purchase plan	722	753
Payment of employee withholding tax related to restricted stock units	(806)	(1,039)

Net cash provided by/(used in) financing activities	19,943	(9,998)

Net decrease in cash and cash equivalents	(9,364)	(77,753)
Cash and cash equivalents, beginning of period	53,556	120,728

Cash and cash equivalents, end of period	$44,192	$42,975

Supplemental disclosure of cash flow information
Cash paid for:
Interest, net of amounts capitalized	$1,725	$1,089
Income taxes	$7,353	$15,721

SMITH & WESSON BRANDS, INC. AND SUBSIDIARIES

RECONCILIATION OF GAAP FINANCIAL MEASURES TO NON‐GAAP FINANCIAL MEASURES

(Dollars in thousands, except per share data)

(Unaudited)

	For the Three Months Ended				For the Six Months Ended
	October 31, 2023		October 31, 2022		October 31, 2023		October 31, 2022

	$	% of Sales	$	% of Sales	$	% of Sales	$	% of Sales

GAAP gross profit	$31,766	25.4%	$39,262	32.4%	$62,167	26.0%	$70,733	34.4%
Relocation expenses	409	0.3%	1,735	1.4%	1,312	0.5%	2,978	1.4%
Settlement	3,200	2.6%	—	0.0%	3,200	1%	—	0.0%

Non-GAAP gross profit	$35,375	28.3%	$40,997	33.9%	$66,679	27.9%	$73,711	35.9%

GAAP operating expenses	$27,998	22.4%	$26,735	22.1%	$54,051	22.6%	$54,288	26.4%
Spin related stock-based compensation	(3)	0.0%	(25)	0.0%	(7)	0.0%	(54)	0.0%
Relocation expenses	(1,652)	-1.3%	(1,354)	-1.1%	(4,661)	-1.9%	(2,330)	-1.1%

Non-GAAP operating expenses	$26,343	21.1%	$25,356	20.9%	$49,383	20.6%	$51,904	25.3%

GAAP operating income	$3,768	3.0%	$12,527	10.3%	$8,116	3.4%	$16,445	8.0%
Settlement	3,200	2.6%	—	0.0%	3,200	—	—	0.0%
Spin related stock-based compensation	3	0.0%	25	0.0%	7	0.0%	54	0.0%
Relocation expenses	2,061	1.6%	3,088	2.6%	5,973	2.5%	5,308	2.6%

Non-GAAP operating income	$9,032	7.2%	$15,640	12.9%	$17,296	7.2%	$21,807	10.6%

GAAP net income	$2,498	2.0%	$9,648	8.0%	$5,616	2.3%	$12,960	6.3%
Settlement	3,200	2.6%	—	0.0%	3,200	1.3%	—	0.0%
Spin related stock-based compensation	3	0.0%	25	0.0%	7	0.0%	54	0.0%
Relocation expenses	2,061	1.6%	3,088	2.6%	5,973	2.5%	5,308	2.6%
Tax effect of non-GAAP adjustments	(1,234)	-1.0%	(778)	-0.6%	(2,580)	-1.1%	(1,287)	-0.6%

Non-GAAP net income	$6,528	5.2%	$11,983	9.9%	$12,216	5.1%	$17,035	8.3%

GAAP net income per share - diluted	$0.05		$0.21		$0.12		$0.28
Settlement	0.07		—		0.07		—
Relocation expenses	0.04		0.07		0.13		0.12
Tax effect of non-GAAP adjustments	(0.03)		(0.02)		(0.06)		(0.03)

Non-GAAP net income per share - diluted	$0.14 (a)		$0.26		$0.26		$0.37

(a)	Non-GAAP net income per share does not foot due to rounding.

SMITH & WESSON BRANDS, INC. AND SUBSIDIARIES
RECONCILIATION OF GAAP INCOME FROM OPERATIONS TO NON-GAAP ADJUSTED EBITDAS (in thousands) (Unaudited)

	For the Three Months Ended		For the Six Months Ended
	October 31, 2023	October 31, 2022	October 31, 2023	October 31, 2022
GAAP net income	$2,498	$9,648	$5,616	$12,960
Interest expense	1,233	566	1,788	1,135
Income tax expense	765	3,249	2,196	4,094
Depreciation and amortization	7,972	7,599	17,203	15,126
Stock-based compensation expense	1,484	1,428	2,759	2,605
Settlement	3,200	—	3,200	—
Relocation expense	2,195	3,088	4,113	5,308

Non-GAAP Adjusted EBITDAS	$19,347	$25,578	$36,875	$41,228

	15.5%	21.1%	15.4%	20.1%

SMITH & WESSON BRANDS, INC. AND SUBSIDIARIES
RECONCILIATION OF OPERATING CASH FLOW FROM OPERATIONS TO FREE CASH FLOW (In thousands) (Unaudited)

	For the Three Months Ended		For the Six Months Ended
	October 31, 2023	October 31, 2022	October 31, 2023	October 31, 2022
Net cash provided by/(used in) operating activities	$(2,874)	$(35,310)	$37,756	$(28,165)
Net cash used in investing activities	(34,996)	(28,004)	(67,063)	(39,590)

Free cash flow	$(37,870)	$(63,314)	$(29,307)	$(67,755)